 RiverPark Funds Trust

RiverPark Short Term High Yield Fund
Retail Class Shares (Ticker Symbol: RPHYX)
Institutional Class Shares (Ticker Symbol: RPHIX)

SUPPLEMENT DATED MARCH 14, 2024 TO SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED EACH DATED JANUARY 26, 2024.

This supplement provides new and additional information beyond that contained in the Summary Prospectus,
Prospectus and SAI and should be read in conjunction therewith.

An amendment to the investment sub-advisory agreement (the “Amendment”) was executed on March 9, 2024 (the “Effective Date”) by and among RiverPark Advisors, LLC (the "Adviser"), Cohanzick Management, LLC (“Cohanzick”), CrossingBridge Advisors, LLC ("CrossingBridge") and the RiverPark Funds Trust (the “Trust”) on behalf of its series, the RiverPark Short Term High Yield Fund (the "Fund") amending the Sub-Advisory Agreement dated September 20, 2010 by and among the Adviser, Cohanzick and the Trust on behalf of the Fund (the “Sub-Advisory Agreement”). The Amendment is part of the transition of Cohanzick’s investment advisory business to its affiliate CrossingBridge (the “Transition”). Neither the Amendment nor the Transition is expected to result in any change to the portfolio manager of the Fund, its investment strategies, the nature and level of services provided to the Fund, or its fees and expenses.

As of the Effective Date, the following changes have become effective:

All references to “Cohanzick Management, LLC” or “Cohanzick” or “Cohanzick Sub-Advisory Agreement” in the Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with a reference to “CrossingBridge Advisors, LLC” or “CrossingBridge” or “CrossingBridge Sub-Advisory Agreement” respectively.

The “Management - Portfolio Manager” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

David K. Sherman has been the portfolio manager since the Fund’s inception and is primarily responsible for the investment decisions of the Fund. Mr. Sherman is the Founder and President of CrossingBridge and has been associated with CrossingBridge since its inception in 2016 and has been associated with CrossingBridge’s current indirect majority owner, Cohanzick Management, LLC (“Cohanzick”), since 1996.

The “Investment Sub-Advisers - Cohanzick Management, LLC” section of the Prospectus is deleted in its entirety and replaced with the following:

CrossingBridge Advisors, LLC

CrossingBridge acts as the sub-adviser for RiverPark Short Term. CrossingBridge is registered as an investment adviser with the SEC and is located at 427 Bedford Road, Pleasantville, NY 10570. CrossingBridge is a wholly-owned subsidiary of ENDI Corp. Cohanzick is the majority owner of ENDI Corp. and David K. Sherman is the majority owner of Cohanzick. CrossingBridge had approximately $2.7 billion of assets under management (including the Fund) as of March 13, 2024. The firm’s primary investment style is credit opportunities. CrossingBridge provides day-to-day portfolio management services to RiverPark Short Term. For this Fund, CrossingBridge has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions.

The Investment Sub-Advisory Agreement with respect to RiverPark Short Term dated September 20, 2010 was amended by Amendment No. 1 to Sub-Advisory Agreement dated March 9, 2024 (as amended, the “CrossingBridge Sub-Advisory Agreement”). Pursuant to the CrossingBridge Sub-Advisory Agreement, CrossingBridge receives fees from the Adviser to provide the services described above. These fees are paid out of the advisory fees the Adviser receives from RiverPark Short Term and are not separately paid the Fund.

Portfolio Manager

David K. Sherman is the portfolio manager for RiverPark Short Term. Mr. Sherman is the founder and president of CrossingBridge. Since 1996, Mr. Sherman, on behalf of both CrossingBridge and Cohanzick, has managed accounts for various clients utilizing investment programs substantially similar to those intended to be used by the Fund. From January 1987 to August 1996, Mr. Sherman held various executive and director positions at Leucadia National Corporation and/or its subsidiaries. From August 1992 to August 1996, Mr. Sherman served as a Vice President of Leucadia with primary responsibility for the oversight of Leucadia’s insurance companies’ investment portfolios. Mr. Sherman holds a B.S. in Business Administration from Washington University.